EXHIBIT 10.30



                             AMENDMENT NUMBER ONE TO
              MATRIX CAPITAL CORPORATION 401(K) PROFIT SHARING PLAN

         BY THIS AGREEMENT, Matrix Capital Corporation 401(k) Profit Sharing Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of January 1, 1994:

1.       Section 1.8 is amended to read as follows:

         1.8 "Compensation" with respect to an Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Calendar Year ending with or within the Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a) (3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401 (a)
(2) ).

                  For   purposes  of  this   Section,   the   determination   of
         Compensation shall be made by:

                           (a) including  amounts which are  contributed  by the
                  Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 4402(e) (3), 402(h), 403(b) or 457, and Employee  Contributions  described in Code Section  414(h)
                  (2) that are treated as Employer contributions.

                  For   a   Participant's   initial   year   of   participation,
Compensation shall be recognized for the entire Calendar Year ending with or within the Plan Year.

                  Compensation in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect of January 1 of any calendar year shall be effective for the Calendar Year beginning with such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Calendar Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Calendar Year begins multiplied by the ratio obtained by dividing the number of full months in the short Calendar Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a "five" percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation, or the


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limitation  shall be adjusted in accordance  with any other method  permitted by
Regulations. For purposes of determining the portion of the Compensation of a Family Member which is below the integration level for purposes of Code Section 401(1), the preceding sentence shall not apply.

         If, as a result of such rules, the maximum "annual addition" limit would be exceeded for one or more of the affected Family Members, the prorated Compensation of all affected Family Members shall be adjusted to avoid or reduce any excess. The prorated Compensation of any affected Family Members whose allocation would exceed the limit shall be adjusted downward to the level needed to provide an allocation equal to such limit. The prorated Compensation of affected Family Members not affected by such limit shall then be adjusted upward on a pro rata basis not to exceed each such affected Family Member rule. The resulting allocation shall not exceed such individual's maximum "annual addition" limit. If, after these adjustments, an "excess amount" still results, such "excess amount" shall be disposed of pro rata among all affected Family Members.

2. Section 1.8, Section 1.25 and the calculation of "415 Compensation" for the purpose of the minimum allocations required for Top Heavy Plan Years, are amended by the addition of the following paragraphs:

                  In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a) (17) (B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a) (17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

                  If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

3.       Section 1.10 is amended by the addition of the following sentence:

         Deferred Compensation distributed as excess "annual additions" pursuant to Section 4.10(a) shall be excluded.




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4.       Section  1.12 is  amended by the  addition  of the  following  sentence immediately following the first sentence:

         Deferred Compensation distributed as excess "annual additions" pursuant to Section 4.10(a) shall be excluded.

5.       Section 1.24 is amended to read as follows:

         1.24 "415 Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Calendar Year ending with or within the Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041 (d), 6051 (a) (3) and 6052. "415 Compensation" must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2) ).

6.       Section 1.25 is amended to read as follows:

         1.25 "414(s) Compensation" with respect to any Participant means such Participant's "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year.

                  For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the participant under Code Sections 125, 402(e) (3), 402(h), 403(b) or 414(h) (2) that are treated as Employer contributions.

                  "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect of January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "414 (s) compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated participant who is subject to the Family Member aggregation rules of Code Section 414 (q) (6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.


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7.       Section 1.30 is amended to read as follows:

         1.30 "Income" means the income or losses allocable to Excess Deferred Compensation, Excess Contributions or Excess Aggregate Contributions, if applicable which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.4.

8.       Section 4.2 (d) is amended to add a new sentence to read as follows:

         If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f).

9.       Section 4.10 (a) is amended by the addition of the following paragraph:

         Notwithstanding the above, if, as a result of a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402 (g) (3) ) that may be made with respect to any Participant under the limits of Section 4.9, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall first distribute any elective deferrals (within the meaning of Code Section 402
(g) (3) ) or return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts and thereafter shall follow steps (2) through (4) above.

10.      Article IV is amended as follows:

         The combined actual deferral ratio and the combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined without regard to the aggregation of only eligible Family Members who are Highly Compensated Participants.

11.      Section 6.5(b) is amended by the addition of the following paragraph:

                  If a distribution is one to which Code Sections 401(a) (11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Regulation 1.411(a)-11 (c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

12. Items (1), (2), (3) and (4) of Section 6.10 (a) are amended to read as follows:

                  (1) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant, his spouse, or any of his descendants (as defined in Code Section 152) or necessary for these persons to obtain medical care;

                  (2) The costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);


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                  (3) Payment of tuition and  related  educational  fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents; or

                  (4)  Payments   necessary  to  prevent  the  eviction  of  the
                  Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

13. Items (1) through (3) of Section 6.10(b) are amended to read as follows:

                  (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                  (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

                  (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend his elective deferrals and voluntary Employee contributions to the Plan and all other plans maintained by the Employer for at least twelve (12) months after receipt of the hardship distribution; and

14.      Article VII is amended by the addition of the  following  section after
         Section 7.11:

DIRECT ROLLOVER

                  (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly too an eligible retirement plan specified by the distribution in a direct rollover.

                  (b) For the purposes of this Section the following definitions shall apply:

                  (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of


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                  the distributee and the distributee's  designated beneficiary,
                  or  for  a  specified   period  of  ten  years  or  more;  any
                  distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2) An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributes with regard to the interest of the spouse or former spouse.

                  (4) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

15. The Article of the Plan concerning amendment and termination is amended by the addition of the following sentence:

         Any amendment to the Plan shall be adopted by formal action of the Employer's board of directors and executed by an officer authorized to act on behalf of the Employer.

16.      Section 1.60 is amended to read as follows:

         "Year  of  Service"  means  the  computation   period  of  twelve  (12)
consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.

                  For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service.. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a 1-Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.


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                  For vesting purposes, the computation period shall be the Plan
Year, including periods prior to the Effective Date of the Plan.

                  For all other purposes, the computation period shall be the Plan Year.

                  Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c).

                  Years of Service with Mera Bank shall be recognized.

                  Years  of  Service  with  United   Financial   Inc.  shall  be
                  recognized.

                  Years of Service with Sandia Mortgage shall be recognized.

                  Years of Service with Holland Mortgage shall be recognized.





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                  IN WITNESS  WHEREOF,  this  Amendment  has been  executed this
________ day of __________________, 199_______.

Signed, sealed, and delivered in the presence of:


                           MATRIX CAPITAL CORPORATION


                           BY
                             ------------------------------------------
                                    EMPLOYER



                             ------------------------------------------
                                     TRUSTEE


                             ------------------------------------------
                                     TRUSTEE


                             ------------------------------------------
                                     TRUSTEE









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